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                                                                   EXHIBIT 99(i)


BROADWING INC.
PRESS RELEASE

                                    CONTACTS
                                    --------

BROADWING INC.                 CEQUEL III                    CORVIS CORP.
Thomas Osha (media)            Pete Abel                     Andrew Backman
513.397.7316                   314.965.2020                  301.310.3080
tom.osha@broadwing.com         peteabel2003@yahoo.com        abackman@corvis.com
----------------------         ----------------------        -------------------

Mike Hemsath (investors)
513.397.7788
mike.hemsath@broadwing.com
--------------------------

                     BROADWING INC. TO SELL BROADBAND ASSETS
                             TO C III COMMUNICATIONS

o Strategic Fit for Growth-Oriented Telecom and Cable Investment Group
o Sale Provides Continuity for Customers and Employees
  o Proceeds to be Used to Further Reduce Debt
  o Unit Will Continue to Operate as Broadwing Communications
  o Cincinnati Bell Will Continue to Use Broadwing Network as Foundation for Long Distance Voice and Data Services

CINCINNATI - February 25, 2003 --Broadwing Inc. (NYSE: BRW) today announced that it has reached an agreement to sell the assets of its broadband business, Broadwing Communications Services Inc., including the Broadwing name, to privately held C III Communications, LLC, for $129 million in cash. Under terms of the agreement, C III Communications will assume certain long-term operating liabilities of Broadwing Communications Services Inc., will continue providing services to customers, and will retain current employees. The asset purchase agreement was signed after approval by the companies' boards and is subject to customary closing conditions, including approval by the Federal Communications Commission and relevant state public utility commissions.

C III Communications' investors include Cequel III, LLC, an investment and management company based in St. Louis, Missouri, and Corvis Corporation, a telecommunications equipment provider based in Columbia, Maryland. Broadwing Inc. will retain a minority interest in C III


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Communications. Cequel III will take the lead in supervising the management of the new company, which will continue to do business under the Broadwing name.

"This announcement represents a significant step forward in our five-point restructuring plan, especially given our commitment to strengthening our financial position and reducing debt," said Kevin Mooney, Broadwing's Chief Executive Officer. "We continue to work toward other key objectives, including renegotiating our current bank credit facility and closing our previously announced $350 million financing commitment."

BROADWING INC.'S LOCAL COMMUNICATIONS SUBSIDIARY, CINCINNATI BELL, WILL REMAIN A CUSTOMER OF BROADWING COMMUNICATIONS SERVICES INC. UNDER ITS NEW OWNERSHIP. CINCINNATI BELL WILL CONTINUE TO MARKET BROADWING COMMUNICATIONS' BROADBAND PRODUCTS TO BUSINESS CUSTOMERS AND SELL LONG DISTANCE SERVICES, UNDER THE CINCINNATI BELL ANY DISTANCE BRAND, TO RESIDENTIAL AND BUSINESS CUSTOMERS IN THE GREATER CINCINNATI MARKET.

"The assets of Broadwing Communications will provide C III Communications with a significant opportunity to bring the benefits of a nationwide next-generation telecommunications network to our growing number of enterprise and carrier customers. The unique advantages of the world's first intelligent, all-optical switched network will also enable the company to develop new market opportunities in the telecom, cable and wireless industries," said Jerald L. Kent, President and Chief Executive Officer of Cequel III. "With a newly capitalized and debt-free structure, we will have the opportunity to greatly expand market presence, while retaining the employees and continuing to provide unparalleled, uninterrupted service to our customers. It is a sound strategic fit with the investments Cequel III has made to date and those we hope to make in the future."

"We believe this is an attractive investment that offers promising returns and financial diversification," said Lynn Anderson, Senior Vice President, Chief Financial Officer and Treasurer, Corvis Corporation. "Corvis offers industry-leading, next-generation optical networking solutions to global carriers."


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The assets acquired by C III Communications include 18,700 recently completed route miles of the latest generation of fiber optic cables; the industry's only true intelligent, all-optical switched network; a state-of-the-art network operations center; and all the other network elements necessary to provide state-of-the-art integrated and managed broadband telecommunications services. Through these assets, Broadwing Communications Services Inc. provides managed network solutions and broadband telecommunications services to more than 1,000 corporate customers in 137 of the top 150 markets in the United States; broadband transportation services to major telecommunications carriers; and long-distance telecommunications services to more than 150,000 customers.

"For our customers and employees, this transaction provides continuity and consistency," said Bob Shingler, President, Broadwing Communications. "Our expanding set of leading business and carrier accounts can be assured that Broadwing employees will continue to provide the high-quality products and services they have come to expect, backed by our unparalleled commitment to customer service and support."

Lehman Brothers acted as the lead financial advisor with Banc of America Securities as co-advisor to Broadwing Inc.

                                      # # #


ABOUT BROADWING
Broadwing Inc. (NYSE: BRW) is an integrated communications company comprised of Broadwing Communications and Cincinnati Bell. Broadwing Communications is an industry leader as the world's first intelligent, all-optical, switched network provider and offers businesses nationwide a competitive advantage by providing data, voice and Internet solutions that are flexible, reliable and innovative on its 18,700-mile optical network and its award-winning IP backbone. Cincinnati Bell is one of the nation's most respected and best performing local exchange and wireless providers with a legacy of unparalleled customer service excellence. For the second year in a row, Cincinnati Bell was ranked number one in customer satisfaction by J.D. Power and Associates for local residential telephone service and residential long distance among mainstream users. It also received the number one ranking in wireless customer satisfaction in its Cincinnati market. Cincinnati Bell provides a wide range of telecommunications products and services to residential and business customers in Ohio, Kentucky and Indiana. Broadwing Inc. is headquartered in Cincinnati, Ohio. For more information, visit www.broadwing.com.

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ABOUT CEQUEL III, LLC
Cequel III was founded in January 2002 as a privately held company. Its mission is to acquire or invest in, and subsequently to manage, growth-oriented firms in the telecommunications and cable industries, focusing on those companies that offer platforms for future acquisitions and industry consolidation. In May 2002, Cequel III made equity investments in and assumed management of AAT Communications Corporation, which owns or manages more than 6,000 tower sites across the United States, leasing tower space for wireless voice and data services to a broad tenant base. On February 12, 2003, Cequel III announced that it had assumed management of and agreed to invest in Classic Communications, a cable provider with 325,000 subscribers. On February 21, Cequel III announced that, subject to regulatory approvals and customary closing conditions, it had entered into an agreement with certain affiliates of Shaw Communications, Inc., to purchase that company's Texas-based cable systems, which serve approximately 27,000 customers.

ABOUT CORVIS CORP.
From point-to-point links to all-optical networks to transoceanic systems, Corvis Corporation delivers innovative optical network solutions that drive carrier profitability faster than any other vendor. Headquartered in Columbia, MD, Corvis provides carriers with scalable optical networking solutions and services that dramatically reduce the overall expenses associated with building and operating networks. Carriers deploying Corvis' optical network solutions can provision new wavelength-based services and tailor dynamic service-level agreements for rapid revenue generation. For more information about Corvis, please visit its Web site www.corvis.com.

NOTE: Information included in this news release contains forward-looking statements that involve potential risks and uncertainties. Broadwing's future results could differ materially from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, Broadwing's ability to maintain its market position in communications services, general economic trends affecting the purchase of telecommunication services, world and national events that may affect the ability to provide services, and its ability to develop and launch new products and services. More information on potential risks and uncertainties is available in the company's recent filings with the Securities and Exchange Commission, including the 2001 Forms 10-K for both Broadwing Inc. and Broadwing Communications Inc.